Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AQ

SECOND AMENDMENT

TO THE

AMENDED AND RESTATED PROCESSING AND PRODUCTION SERVICES AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE ENTERPRISES LLC

This Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Enterprises LLC (“TWC”).  CSG and TWC entered into a certain Amended and Restated Processing and Production Services Agreement effective April 30, 2014, as amended (CSG document no. 2505411) (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Upon execution of this Amendment by each of CSG and TWC, the effective date of this Amendment is January 1, 2015 (the "Effective Date").  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to its terms.

CSG and TWC agree as follows:

1.

In accordance with Exhibit C, Pricing Schedule and Pricing Adjustment, of the Agreement, specifically, Section 2, SmartColor Fee ***********, Subsections d. and f., attached hereto as Exhibit A is the necessary data provided by CSG to support the value of the SmartColor fee to be charged by CSG commencing as of the Effective Date (i.e., to be reflected in the January 31, 2015 invoices).  Accordingly, as of the Effective Date, the following changes are made to Exhibit C, Pricing Schedule and Pricing Adjustment, Section 3, Pricing Schedule:

a.

Subsection B, ********** ******** and Fees–(ACP and Non-ACP Clients), Subsection 1, Statement Processing, Subsection B, Roll-Fed (Includes Reprints), Subsection 5, SmartColor–Additional fee for adding color to a black and white document, includes up to **% coverage, is modified by deleting the Fee of $****** per ******** **** and adding the Fee of $****** per ******** **** thereto.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date of each signature, effective as of the Effective Date.

TIME WARNER CABLE ENTERPRISES LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: February 18th, 2015	Date: 5 March 2015

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AQ

EXHIBIT a

SmartColor***********

See attached.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AQ

	Rate	TOTAL TIME WARNER (SUTW.MSO)	TWC - NATIONAL (F.K.A. ATLANTA) (TWAT)	TW ALBANY - COMTEC (TWALC.MSO)	TW BUFFALO - COMTEC (TWBUC. MSO)	TW CAROLINA - TOTAL (TOTCAR.MSO)	TW - CENTRAL TEXAS (TWCTX.MSO)	TW - DALLAS (TWDAL. MSO)	TW EASTERN CAROLINA - COMTEC (TWECC.MSO)	TW KANSAS CITY - COMTEC (TWKCC.MSO)	TWC - PARAGON - L.A. (PALA)	TW MAINE - COMTEC (TWMAC.MSO)	TW - MIDWEST (TWMIDW. MSO)	TWC - NEW YORK (TWNY)	TW - SAN ANTONIO (TWANT. MSO)	TW SYRACUSE - COMTEC (TWSYC. MSO)	TW - MISC (TWMC.MSO)
1358 - STATEMENTS PRINTED - ***** ****		**********	-	*********	*********	**********	-	-	*******	*********	-	*********	**********	-	-	*********	*******
2084 - STATEMENTS PRINTED - ***** ****		**********	*********	-	-	-	*********	*********	-	-	**********	-	-	**********	*********	-	-
2055 - STATEMENTS PRINTED - ***'* *****		***********	*********	*********	**********	**********	*********	**********	*******	*********	**********	*********	**********	**********	*********	**********	*******
Total Pages		***********	*********	**********	**********	**********	**********	**********	*******	*********	**********	**********	**********	**********	**********	**********

2802 - FULL COLOR PROCESSING-STATEMENTS		**********	-	*********	*********	**********	-	-	*******	*********	-	*********	*********	**********	-	*********	-
2804 - FULL COLOR PROCESSING-ADD'L STMT PAGES		***********	-	*********	**********	**********	-	-	*******	*********	-	*********	*********	**********	-	**********	-
Total Color Pages		***********	-	**********	**********	**********	-	-	*******	*********	-	**********	**********	**********	-	**********

Color Revenue	$ ******	$ ************	$ -	$ **********	$ **********	$************	$ -	$ -	$ *********	$ **********	$ -	$ **********	$ **********	$ **********	$ -	$*********

2121 - AD PAGES-STATEMENTS		***********	*********	-	-	-	**********	**********	-	*******	**********	-	**********	******	**********	-	-

GrayScale Ad Pages Revenue	$ ******	$ ************	$ *********	$ -	$ -	$ -	$ *********	$ **********	$ -	$ ********	$ **********	$ -	$ **********	$ ******	$ *********	$ -

Rate Required for Color		$ ********	$ ******

Color Revenue at Customer Level		$ ************	$ *********	$ **********	$ **********	$ **********	$ **********	$ **********	$ *********	$ *********	$ **********	$ **********	$************	$ **********	$ **********	$*********
Sum of Color and Grayscale Upticks		$ ************
$ (********)